UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

       Date of Report (Date of earliest event reported) February 11, 1999
                                                        -----------------


                               (January 15, 1999)
--------------------------------------------------------------------------------
Commission File Number                      0-18952
                       ---------------------------------------------------------

                             NTS-PROPERTIES PLUS LTD
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             (Exact name of registrant as specified in its charter)

         Florida                                         61-1126478
------------------------------                  --------------------------------
(State or other jurisdiction of                 (I.R.S. Employer Identification
incorporation or organization)                  No.)

   10172 Linn Station Road
   Louisville, Kentucky                                     40223
------------------------------                  --------------------------------
(Address of principal executive                           (Zip Code)
offices)

Registrant's telephone number,
including area code                                    (502) 426-4800
                                                --------------------------------

                              Not Applicable
--------------------------------------------------------------------------------
           Former name, former address and former fiscal year,
                       if changed since last report




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Item 5.      Other Items
             -----------


As of November 6, 1996, NTS-Properties Plus Ltd. (the "Partnership") established an Interest Repurchase Reserve pursuant to Section 16.4 of the Partnership's Amended and Restated Agreement of Limited Partnership. Under Section 16.4, limited partners may request the Partnership to repurchase their respective interests (Units) in the Partnership.

As of January 15, 1999 the Partnership has elected to fund an additional amount of $10,000 to its Interest Repurchase Reserve. With this funding, the Partnership will be able to repurchase up to 10,000 additional Units at a price of $1.00 per Unit. If the number of units submitted for repurchase exceeds that which can be repurchased by the Partnership with the current funding, those additional Units may be repurchased in subsequent quarters. The above offering price per Unit was established by the General Partner in its sole discretion and does not purport to represent the fair market value or liquidation value of the Unit.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           NTS-PROPERTIES PLUS LTD
                                           -------------------------------------
                                                       (Registrant)

                                           BY:   NTS-Properties Plus Associates
                                                 BY: NTS Capital Corporation,
                                                     General Partner

                                                 /s/ Richard L. Good
                                                 -------------------
                                                 Richard L. Good
                                                 Vice Chairman


                                                 /S/ Lynda J. Wilbourn
                                                 ---------------------
                                                 Lynda Wilbourn
                                                 Senior Vice President



Date:    February 11, 1999
       ---------------------



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